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              UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549-1004


                                  FORM 8-K


                               CURRENT REPORT
                  PURSUANT TO SECTION 13 OR  15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported) February 14, 2002
                                                      -----------------


                      Commission File Number 33-64325
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                          REUNION INDUSTRIES, INC.
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           (Exact name of registrant as specified in its charter)


        DELAWARE                                    06-1439715
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(State of Incorporation)              (I.R.S. Employer Identification No.)


                      11 STANWIX STREET, SUITE 1400
                      PITTSBURGH, PENNSYLVANIA 15222
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       (Address of principal executive offices, including zip code)


                              (412) 281-2111
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           (Registrant's telephone number, including area code)


                              Page 1 of 2 pages.

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               FORWARD-LOOKING STATEMENTS AND ASSOCIATED RISKS

     This Current Report on Form 8-K contains a forward-looking statement as defined by Section 21E of the Securities Act of 1934, as amended, concerning the Registrant's annual meeting of stockholders. The inclusion of such information should not be regarded as a representation by Reunion or any other person that the forward-looking statement will occur.

ITEM 5.   Other Events.
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Date of 2002 Annual Meeting of Stockholders

     The board of directors of Reunion Industries, Inc. has set Wednesday, June 12, 2002 as the date for its annual meeting of stockholders and has set April 15, 2002 as the record date for determining stockholders entitled to notice of and to vote at the annual meeting. The meeting will be held at the company's offices at 11 Stanwix Street, Pittsburgh, PA 15222.

     Proposals of stockholders of Reunion Industries intended to be presented at the 2002 annual meeting of stockholders must be received in writing by the Secretary of Reunion Industries at 11 Stanwix Street, suite 1400, Pittsburgh, PA 15222 no later than March 25, 2002. If such proposals are in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, they will be included in the proxy statement and set forth on the form of proxy issued for the annual meeting of stockholders.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


Date:  February 14, 2002                      REUNION INDUSTRIES, INC.
       -----------------                            (Registrant)

                                              By: /s/ John M. Froehlich
                                                  ---------------------
                                                    John M. Froehlich
                                                 Executive Vice President
                                                   of Finance and Chief
                                                    Financial Officer




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